Semi-Annual Financial Statements
(Unaudited)
September 30, 1995
Wayne Hummer Growth Fund
Dear Shareholder:

This report details the Wayne Hummer Growth Fund's financial position for the six-month period ended September 30, 1995. The net asset value of a Fund share increased 13.2% from $21.79 on September 30, 1994 to $24.66 on September 30, 1995. If distributions, including those from capital gains, were reinvested during the one year period, the annualized total return would be 16.5%. The Fund's Board of Trustees declared an $ .08 dividend payable to shareholders on October 26, 1995.

The Wayne Hummer Growth Fund is quite unusual in its low portfolio turnover rate. This number is reported annually in our March shareholder letter. Over the past five years, the average turnover rate has been about 5%. The average growth fund turnover rate is 85% (Morningstar). Turnover for mutual funds is defined as the "lesser" of portfolio purchases or sales as a percentage of portfolio assets. The key word is lesser. Over the past five years our assets have grown from $32,445,000 to $96,944,000 at September 30, 1995. We have obviously purchased a lot of stock--we have just sold very little. We spend considerable time searching for companies whose common shares possess the potential to appreciate while presenting minimal risk. Once we find these companies we sometimes add to them for years. We also believe in giving managements time to perform. It is useful to remember that when we sell a holding we want to replace it with something that is better. Finally, for taxable shareholders we have minimized your taxes, and for taxable and non-taxable portfolios we have minimized transaction costs.

This quarter we would like to highlight one of our longer term holdings, Cincinnati Financial Corp. (CINF), a regional property/casualty insurer. CINF was founded in 1950 by a group of independent agents to write insurance coverage--primarily in the Midwest. The company is unique in that it relies heavily on agents (over half of whom are shareholders); it is very selective in terms of the risks it chooses to assume; it concentrates on small to medium size commercial accounts; and probably most significantly, for most of its existence it has operated a non-traditional investment portfolio. CINF's strategy is to maintain appropriate liquidity and earn optimal returns by investing in medium-risk fixed income maturities and equities (53% of the December 1994 portfolio). The total return (income and appreciation) thus achieved has contributed meaningfully to the company's financial growth and competitive edge. Dividend history and growth potential are foremost in their equity strategy and have resulted in average annual total return over the last ten years of 21%. The careful risk underwriting, long term consistent focus, and other conservative measures have made their above average performance possible. We believe Cincinnati Financial continues to offer good value and long term potential.

As always, we are pleased to be a part of your long-range financial planning. Sincerely,


Alan W. Bird, CFA
President

October 26, 1995

Wayne Hummer Growth Fund
Value of $10,000 Initial Investment
                                                        Net Asset    Cumulative Value   Cumulative Value        Net Asset
                                                          Value        Of Reinvested      Of Reinvested           Value
   Period                                                At End           Income          Capital Gains           With
   Ended                                                Of Period        Dividends        Distributions       Reinvestment
   30-Dec-83                                             $10,000          $    0             $    0              $10,000
   31-Dec-84                                              10,170             245                  0               10,415
   31-Dec-85                                              12,250             695                  7               12,952
   31-Dec-86                                              13,330           1,023                381               14,734
   31-Dec-87                                              13,220           1,323              1,557               16,100
   31-Dec-88                                              13,740           1,669              1,821               17,230
   31-Dec-89                                              16,410           2,306              2,656               21,372
   31-Dec-90                                              16,000           2,843              3,600               22,443
   31-Dec-91                                              20,020           4,142              4,757               28,919
   31-Dec-92                                              21,640           4,919              5,355               31,914
   31-Dec-93                                              22,060           5,485              5,511               33,056
   31-Dec-94                                              21,340           5,766              5,649               32,755
   30-Sep-95                                              24,660           6,902              6,704               38,266

Total Return and Annualized
Total Return for the Period Ended 9/30/95
1 Year                                  5 Year                                  10 Year
                           Cumulative           Annualized        Cumulative            Annualized
16.45%                         91.05%               13.82%           282.66%            12.10%

Note: Performance data quoted herein represents past performance. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Portfolio of Investments
September 30, 1995
                                                        Number
                                                            of
COMMON STOCKS (96.3%)                                   Shares         Value
Auto & Machinery (7.2%)
Echlin Incorporated                                     35,000   $ 1,251,250
Illinois Tool Works, Inc.                               65,000     3,826,875
Regal-Beloit Corporation                               100,000     1,862,500
                                                                 -----------
                                                                   6,940,625
Banks (7.4%)
First of America Bank Corporation                       75,000     3,225,000
Northern Trust Corporation                              60,000     2,760,000
UMB Financial Corp.                                     28,201     1,198,543
                                                                 -----------
                                                                   7,183,543
Chemical (14.3%)
Avery Dennison Corporation                             100,000     4,200,000
Morton International, Inc.                             120,000     3,720,000
Nalco Chemical Company                                  30,000     1,023,750
RPM, Inc.                                               80,000     1,590,000
Safety-Kleen Corp.                                      40,000       585,000
Schulman (A.), Inc.                                    110,000     2,750,000
                                                                 -----------
                                                                  13,868,750
Electrical/Electronics (7.4%)
AMP Incorporated                                        50,000     1,925,000
Emerson Electric Co.                                    55,000     3,932,500
Thomas & Betts Corporation                              20,000     1,292,500
                                                                 -----------
                                                                   7,150,000
Food, Beverage & Household (12.7%)
Dean Foods Company                                      80,000     2,280,000
McCormick & Company, Incorporated                      100,000     2,387,500
PepsiCo, Inc.                                           20,000     1,020,000
Rubbermaid Incorporated                                100,000     2,762,500
Sara Lee Corporation                                    80,000     2,380,000
Smucker (The J. M.) Company Class B                     80,000     1,500,000
                                                                 -----------
                                                                  12,330,000
Health Care (10.5%)
Abbott Laboratories                                     40,000     1,705,000
AMSCO International, Inc. (c)                           50,000       993,750
Bard (C.R.) Inc.                                        60,000     1,830,000
Caremark International Inc.                             36,250       779,375
R. P. Scherer Corporation (c)                           85,000     3,686,875
Technol Medical Products (c)                            60,000     1,155,000
                                                                 -----------
                                                                  10,150,000

Insurance (8.1%)
AON Corporation                                         30,000     1,226,250
Cincinnati Financial Corporation                        47,250     2,569,219
Ohio Casualty Corporation                               50,000     1,787,500
Old Republic International Corporation                  80,000     2,310,000
                                                                 -----------
                                                                   7,892,969
Merchandising (1.1%)
Arbor Drugs, Inc.                                       56,250     1,054,687

Oil & Gas (2.7%)
Baker Hughes Incorporated                               15,000       305,625
Burlington Resources, Inc.                              60,000     2,325,000
                                                                 -----------
                                                                   2,630,625
Paper & Forest Products (8.2%)
Albany International Corp. Class A                     100,000     2,337,500
Consolidated Papers, Inc.                               55,000     3,073,125
Sonoco Products Company                                 89,250     2,476,687
                                                                 -----------
                                                                   7,887,312

                                                        Number
                                                            of
                                                        Shares         Value
Publishing & Media (5.8%)
CCH Incorporated Class B                                34,000   $   756,500
Gannett Co., Inc.                                       35,000     1,911,875
Interpublic Group of Companies, Inc.                    75,000     2,981,250
                                                                 -----------
                                                                   5,649,625
Services (4.9%)
H & R Block, Inc.                                       60,000     2,280,000
Kelly Services, Inc. Class A                            93,750     2,507,813
                                                                 -----------
                                                                   4,787,813
Miscellaneous (6.0%)
Boeing Company                                          30,000     2,047,500
Calgon Carbon Corporation                               85,000       998,750
Pall Corporation                                       120,000     2,790,000
                                                                 -----------
                                                                   5,836,250
                                                                 -----------
Total Common Stocks (Cost: $64,032,377)                          $93,362,199

SHORT-TERM INVESTMENTS (2.6%)
                                                                                        Date         Principal
Commercial Paper (1.9% )                                                 Rate%         (1995)         Amount          Value
Ford Motor Credit Company                                                5.825          10/06        $ 544,000     $   543,566
Prudential Funding Corp.                                                 5.809          10/10          752,000         750,924
General Electric Capital
   Services, Inc.                                                        5.796          10/18          150,000         149,596
American General
   Finance Company                                                       5.812          10/25          158,000         157,399
Chevron Oil Finance Company                                              5.858          10/30          209,000         208,032
                                                                                                                   -----------
                                                                                                                     1,809,517


Other (0.7%)
United States Treasury Bill                                              5.477          11/09           25,000          24,855
United States Treasury Bill                                              5.383          12/28          652,000         643,649
Other                                                                    5.500        02/28/96          13,977          14,170
                                                                                                                   -----------
                                                                                                                       682,674
                                                                                                                   -----------
Total Short-Term Investments (Cost: $2,492,191)                                                                      2,492,191
                                                                                                                   -----------
TOTAL INVESTMENTS (Cost: $66,524,568) (98.9%)                                                                       95,854,390
CASH AND OTHER ASSETS, LESS LIABILITIES (1.1%)                                                                       1,090,347
                                                                                                                   -----------
NET ASSETS (100.0%)                                                                                                $96,944,737
                                                                                                                   ===========

Notes to Portfolio of Investments:
(a) Interest rates on money market instruments represent annualized yield to date of maturity.
(b) Based on cost of investments of $66,524,568 for federal income tax purposes at September 30, 1995, the aggregate gross unrealized appreciation was $30,417,075, the aggregate gross unrealized depreciation was $1,087,253 and the net unrealized appreciation of investments was $29,329,822.
(c) Non-income producing security.

Statement of Assets and Liabilities
                                                                                    September 30,   Year ended
                                                                                        1995         March 31,
                                                                                     (Unaudited)       1995
Assets
Investments, at value (Cost: $66,524,568 and $69,854,710, respectively)              $95,854,390    $94,673,328
Other assets:
   Receivable for investments sold                                                       814,473              0
   Cash                                                                                  200,309          4,799
   Dividends receivable                                                                  164,993        167,478
   Prepaid expenses                                                                       12,960         16,421
   Insurance deposit                                                                       3,845          3,846
                                                                                     -----------    -----------
     Total assets                                                                     97,050,970     94,865,872

Liabilities and Net Assets
Due to Wayne Hummer Management Company                                                   64,945          62,883
Accounts payable                                                                         41,288          33,261
                                                                                     -----------    -----------
     Total liabilities                                                                  106,233          96,144
                                                                                     -----------    -----------
Net assets applicable to 3,931,006 and 4,045,128 Shares outstanding,
   no par value, equivalent to $24.66 and $23.43 per Share, respectively             $96,944,737    $94,769,728
                                                                                     ===========    ===========
Analysis of Net Assets
Excess of amounts received from issuance of Shares over amounts paid
   on redemptions of Shares on account of capital                                    $66,426,798    $69,214,977
Unrealized appreciation of investments                                                29,329,822     24,818,618
Undistributed net realized gain on sales of investments                                  871,957        437,110
Undistributed net investment income                                                      316,160        299,023
                                                                                     -----------    -----------
Net assets applicable to Shares outstanding                                          $96,944,737    $94,769,728
                                                                                     ===========    ===========
The Pricing of Shares
Net asset value, offering and redemption price per Share
   ($96,944,737 divided by 3,931,006 Shares outstanding and
   $94,769,728 divided by 4,045,128 Shares outstanding, respectively)                $     24.66    $     23.43
                                                                                     ===========    ===========

Statement of Operations
                                                                   Six months ended
                                                                     September 30,   Year ended
                                                                         1995         March 31,
                                                                      (Unaudited)       1995
Investment income:
   Dividends                                                          $1,004,438     $ 2,072,535
   Interest                                                              147,138         190,476
                                                                      ----------     -----------
   Total investment                                                    1,151,576       2,263,011
Expenses:
   Management fee                                                        387,613         721,072
   Transfer agent fees                                                    36,500          72,600
   Custodian fees                                                         12,400          46,600
   Registration costs                                                     13,803          23,328
   Professional fees                                                      28,300          44,450
   Trustee fees                                                           10,500          15,500
   Portfolio accounting fees                                               5,912           5,196
   Other                                                                  24,617          35,884
                                                                      ----------     -----------
   Total expenses                                                        519,645        964,630
                                                                      ----------     -----------
Net investment income                                                    631,931      1,298,381
                                                                      ----------     -----------
Net realized gain on sales of investments                                871,957      1,299,662
Net increase in unrealized appreciation                                4,511,204      8,553,581
                                                                      ----------     -----------
Net gain on investments                                                5,383,161      9,853,243
                                                                      ----------     -----------
Net increase in net assets resulting from operations                  $6,015,092     $11,151,624
                                                                      ==========     ===========
See accompanying notes to financial statements.

Statement of Changes in Net Assets
                                                                   Six months ended
                                                                     September 30,   Year ended
                                                                         1995         March 31,
                                                                      (Unaudited)       1995
Operations:
   Net investment income                                              $   631,931    $ 1,298,381
   Net realized gain on sales of investments                              871,957      1,299,662
   Net increase in unrealized appreciation                              4,511,204      8,553,581
                                                                      -----------    -----------
Net increase in net assets resulting from operations                    6,015,092     11,151,624
Dividends to Shareholders from:
   Net investment income                                                 (614,794)    (1,276,626)
   Net realized gain on investments                                      (437,110)      (862,552)
                                                                      -----------    -----------
Total dividends to Shareholders                                        (1,051,904)    (2,139,178)
Capital Share transactions:
   Proceeds from Shares sold                                            3,025,134      8,456,852
   Shares issued upon reinvestment of dividends                         1,010,409      2,062,820
                                                                      -----------    -----------
                                                                        4,035,543     10,519,672
Less payments for Shares redeemed                                       6,823,722     17,153,071
                                                                      -----------    -----------
Decrease from Capital Share transactions                               (2,788,179)    (6,633,399)
                                                                      -----------    -----------
Total increase in net assets                                            2,175,009      2,379,047
Net assets:
   Beginning of period                                                 94,769,728     92,390,681
                                                                      -----------    -----------
   End of period (including undistributed net investment income
     of $316,160 and $299,023, respectively)                          $96,944,737    $94,769,728
                                                                      ===========    ===========

Financial Highlights
(For a Share outstanding throughout each period)
                                                                   Six months ended
                                                                     September 30,   Year ended
                                                                         1995         March 31,
                                                                      (Unaudited)       1995
Net asset value, beginning of period                                    $ 23.43        $ 21.23
Income from investment operations:
   Net investment income                                                   0.16           0.32
   Net realized and unrealized gains on securities                         1.33           2.40
                                                                        -------        -------
   Total from investment operations                                        1.49           2.72
Less distributions:
   Dividends from net investment income                                   (0.15)         (0.31)
   Distributions from net realized gains on securities                    (0.11)         (0.21)
                                                                        -------        -------
Total distributions                                                       (0.26)         (0.52)
Net asset value, end of period                                          $ 24.66        $ 23.43
                                                                        =======        =======
Total Return                                                               6.41%         13.04%
Ratios and Supplementary Data
   Net assets, end of period (000's)                                    $96,944        $94,770
   Ratio of expenses to average net assets                                 1.07%(a)       1.07%
   Ratio of net investment income to average net assets                    1.31%(a)       1.44%
   Portfolio turnover rate                                                    3%(a)          3%

(a) Determined on an annualized basis.
See accompanying notes to financial statements.

Notes to Financial Statements
Organization:
Wayne Hummer Investment Trust (the "Trust"), formerly named Wayne Hummer Growth Fund Trust, is organized as an unincorporated business trust under the laws of Massachusetts. The Trust consists of two investment portfolios, the Wayne Hummer Growth Fund (the "Fund") and the Wayne Hummer Income Fund, each operating as a separate mutual fund. The Fund commenced investment operations on December 30, 1983, and may issue an unlimited number of full and fractional units of beneficial interest (Shares) without par value.

1. Significant Accounting Policies Security Valuation
Investments are stated at value. Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sale price on that day. If there has been no sale on such day, the last reported sale price prior to that day is utilized if such sale is between the closing bid and asked price of the current day. If the last price on a prior day is not between the current day's closing bid and asked price, then the value of such security is taken to be the mean between the current day's bid and asked price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest closing bid price determined on the basis of reasonable inquiry, except that debt securities having a remaining maturity of 60 days or less are valued on an amortized cost basis. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith under procedures established by the Board of Trustees.

Security Transactions and Investment Income
Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount.

2. Fund Share Valuation and Dividends to Shareholders
Fund Shares are sold and redeemed on a continuous basis at net asset value. Net asset value per Share is determined on each day the New York Stock Exchange is open for trading as of the close of trading on the Exchange and at 3:00 p.m. Chicago time on each other day during which there is a sufficient degree of trading in securities of the Fund's portfolio so as to affect materially the net asset value of the Shares by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

Ordinary income dividends are normally declared and paid in April, July, October, and December. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a Shareholder requests payment in cash. Dividends payable to Shareholders are recorded by the Fund on the ex-dividend date. On October 24, 1995, an ordinary income dividend of $.08 per Share was declared, payable October 26, 1995 to Shareholders of record on October 24, 1995.

3. Federal Income Taxes
It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

4. Transactions with Affiliates
The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"). The shareholders of the Investment Adviser are the general partners of Wayne Hummer & Co. ("Distributor and Shareholder Service Agent"). For advisory and management services and facilities furnished, the Fund pays fees of .80 of 1% on the first $100 million of average daily net assets, .65 of 1% of the next $150 million of average daily net assets and .50 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed the lesser of (1) 1.50% of the average daily net assets of the Fund or (2) the expense limitations applicable to the Fund imposed by any state in which the Fund's Shares are sold. During the period ended September 30, 1995 and the year ended March 31, 1995, the Fund incurred management fees of $387,613 and $721,072, respectively.

For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses.

Wayne Hummer & Co. serves as Distributor and Shareholder Service Agent without compensation from the Fund.

Certain trustees of the Fund are also officers or directors of the Investment Adviser or partners of the Distributor and Shareholder Service Agent. During the six month period ended September 30, 1995 and the year ended March 31, 1995, the Fund made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $10,500 and $15,500, respectively.

5. Investment Transactions
Investment transactions (excluding money market instruments) are as follows:
                                                               Six months
                                                                  ended              Year ended
                                                           September 30, 1995      March 31, 1995
   Purchases                                                   $1,284,162            $2,364,625
   Proceeds from sales                                         $3,951,227            $7,526,338

6. Fund Share Transactions
Proceeds and payments on Fund Shares as shown in the Statement of Changes in
Net Assets are in respect of the following number of shares:
                                                               Six months
                                                                  ended              Year ended
                                                           September 30, 1995      March 31, 1995
Shares sold                                                      126,662               395,513
Shares issued upon
reinvestment of
dividends                                                         42,598                96,627
                                                                --------              --------
                                                                 169,260               492,140
Shares redeemed                                                  283,382               799,693
                                                                --------              --------
Net decrease in
Shares outstanding                                              (114,122)             (307,553)
                                                                ========              ========

Board of Trustees
Philip M. Burno
Chairman
Steven R. Becker
Charles V. Doherty
Joel D. Gingiss
Patrick B. Long
Eustace K. Shaw

This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.


Wayne Hummer & Co.
Serving Investors Since 1931
300 South Wacker
Chicago, Illinois
60606

1.800.621.4477 (toll-free)
(312) 431.1700 (local)

200 E. Washington Street
Appleton, Wisconsin
54911

1.800.678.0833 (toll-free)
(414) 734.1474 (local)